Shareholders' Equity	6 Months Ended
Jun. 30, 2021
Stockholders Equity Disclosure [Abstract]
SHAREHOLDERS’ EQUITY
17.	SHAREHOLDERS’ EQUITY

On August 20, 2021, the shareholders of the Company approved a 1 for 3 reverse split of the Company’s authorized and issued ordinary shares whereby every three shares were consolidated into one share (the “Reverse Split”). In addition, the par value of each ordinary share increased from $0.001 to $0.003. The interim financial statements and all share and per share amounts have been retroactively restated to reflect the Reverse Split.

In addition to the Reverse Split, the shareholders of the Company also approved a proposal to resolve fractional entitlements to the Company’s issued ordinary shares resulting from the Reserve Split – under the proposal, fractional shares will be disregarded and will not be issued to the shareholders of the Company but all such fractional shares shall be redeemed in cash for the fair value of such fractional share, with fair value being defined as the closing price of the ordinary shares on a post-reverse split basis on the applicable trading market on the first trading date of the Company’s ordinary shares following the effectiveness of the Reverse Split; and an increase in the Company’s authorized ordinary shares from 100,000,000 to 300,000,000.

As of December 31, 2020, 17,356,090 ordinary shares were issued at par value of $0.003, equivalent to share capital of $52,069. In March 2021, the Company issued 187,598 ordinary shares (see Note 18) and 43,700 ordinary shares (see Note 3) at par value. Total ordinary shares issued as of June 30, 2021 was 17,587,388, equivalent to share capital of approximately $52,763. As of June 30, 2021 and December 31, 2020, subscription receivable for these shares was $50,000.